EXHIBIT 99.1

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                         1,674,848.62
  Scheduled Principal Payments Received and Partial Prepayments                      1,442,940.67
                                                                                ------------------
Total Principal Payments Received                                                                       3,117,789.29
Interest Payments Received                                                             522,924.22
Supplemental Servicing Fees Collected                                                    1,883.43
                                                                                ------------------
                                                                                                          524,807.65
                                                                                                   ------------------
Total  Payments Attributed to Receivables                                                               3,642,596.94
Policy Claim Amount                                                                             -
Pre-Funding Earnings                                                                     2,690.81
Monthly Capitalized Interest Amount                                                     30,145.51
Income From Collection Account Eligible Investments                                        151.90
Recoveries On Previously Liquidated Receivables                                                 -
Liquidation Proceeds                                                                            -
Recoveries From Insurance / Warranties                                                          -
Repurchase Amount of Purchased Receivables                                             109,447.14
Total Other Cash Sources                                                                                  142,435.36
                                                                                                   ------------------
Total Available Funds before Spread Account                                                             3,785,032.30
Beginning Spread Account Balance                                                        90,001.34
Spread Account Income                                                                       17.30
Spread Account Deposit                                                                 452,093.60
Spread Account Deposit Prefunding #2                                                            -
Total Available Spread Account Funds                                                                     542,112.24
                                                                                                   -----------------
                                   Total Available Funds                                               4,327,144.55
                                                                                                   =================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

II. Distributions
-----------------

A.  Priority of Distributions *                                               Amount Paid From  Deficiency Amount Paid     Shortfall
-------------------------------                                                  Collections      from Spread Account
1 a. Basic Servicing Fee                         1.00%                            60,000.89                  -                   -
  b. Lock Box Fee                                                                         -                  -                   -
  c. Supplemental Servicing fees                                                   1,883.43
2 a. Backup Servicer Fee                         N/A                               3,600.05                  -                   -
  b. Trust Collateral Agent Fee                                                    2,400.04                  -                   -
  c. Owner Trustee Fee                           $4,000.00 (paid by invoice)         333.33                  -                   -
  d. Custodial Fees                                                                       -
3.  Class A Interest Payment Amount                                               84,840.27                  -
     Class A-1                                                                    13,194.44                  -                   -
     Class A-2                                                                    46,312.50                  -                   -
     Class A-3                                                                    25,333.33                  -                   -
4.  Class A Principal Payment Amount             94% Class A Note Factor       3,162,691.70                  -
     Class A-1                                                                 3,162,691.70                  -                   -
     Class A-2                                                                            -                  -                   -
     Class A-3                                                                            -                  -                   -
5.  Note Insurer Payment                         0.45%                            17,188.99                  -                   -
                                                                                              -----------------
6.  Required Deposit to Spread Account                                           452,093.60                  -          316,708.80
7.  Class B Interest Payment Amount                                                       -                               3,562.50
8.  Class B Principal Payment Amount                                                      -                              64,544.73
10. Excess Funds to Certificate Holders                                       (3,247,531.97)
                                                                            ----------------
                                   Total Disbursements                         3,785,032.30     $ 3,785,032.30
                                                                            ----------------  =================

* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

III. Note Balances
------------------
Class A-1 Original Balance                                                    10,000,000.00
Class A-1 Beginning Balance                                                   10,000,000.00
Class A-1 Principal Reduction                                                 (3,162,691.70)
                                                                            ----------------
Class A-1 Ending Balance                                                                             $6,837,308.30
                                                                                                   ================

Class A-2 Original Balance                                                    27,000,000.00
Class A-2 Beginning Balance                                                   27,000,000.00
Class A-2 Principal Reduction                                                             -
Class A-2 Ending Balance                                                                            $27,000,000.00
                                                                                                   ================

Class A-3 Original Balance                                                    12,000,000.00
Class A-3 Beginning Balance                                                   12,000,000.00
Class A-3 Principal Reduction                                                             -
Class A-3 Ending Balance                                                                            $12,000,000.00
                                                                                                   ================

Class B Original Balance                                                         500,000.00
Class B Beginning Balance                                                        500,000.00
Class B Principal Reduction                                                               -
                                                                            ----------------
Class B Ending Balance                                                                                $ 500,000.00
                                                                                                   ================

IV. Spread Account
------------------
Beginning Balance                                                                 90,001.34
Income From Eligible Investments                                                      17.30
Deposits                                                                         452,093.60

Spread Account Required Amount                                                 1,310,931.94
Spread Account (Shortfall)/Excess                                               (768,819.70)
Release of Excess To The Certificate Holder                                               -
                                                                            ----------------
Ending Balance                                               0.016541                                 $ 542,112.24
                                                                                                   ================

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                 89,290.32
Interest Earned                                                                       17.16
Monthly Capitalized Interest Amount Transferred to
  Collection Account                                                              30,145.51
Overfunded Capatilzed Interest                                                    29,996.41
Required Balance                                                                  29,165.55
                                                                            ----------------
Excess                                                                                                         $ -
                                                                                                   ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

VI. Pre-Funded Amount
---------------------
Beginning Balance                                                                               13,999,465.02
Plus: Pre-Funding Earnings                                                                           2,690.81
Less: Pre-Funding Distributions                                                                      2,690.81
                                                                                              ----------------
Ending Balance                                                                                                  $ 13,999,465.02
                                                                                                                ================


VII. Receivables Performance

A.  General Information                                                         Units              Dollars
-----------------------                                                         -----              -------

Beginning Balance                                                                    3,204      36,000,534.98

Scheduled Principal Payments Received and Partial Prepayments                                  (1,442,940.67)
Full Prepayments Received                                                                      (1,674,848.62)
Repurchased  Receivables                                                                         (109,447.14)
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                      -                  -
Principal Balance of Other Liquidated Receivables                                                           -
Cram Down Losses                                                                                            -
New Loans                                                                                                   -
                                                                           ----------------   ----------------
Ending Balance                                                                       3,031      32,773,298.55
                                                                           ================   ================

Initial Pool Balance                                                                 3,204      36,000,534.98
                                                                                              ================
Prefunding #1                                                                            -                  -
Prefunding #2                                                                            -                  -   $ 36,000,534.98
                                                                                                                ================

Weighted Average Original Maturity                                                                      53.95
Weighted Average Remaining Term                                                                         45.51
Weighted Average Coupon                                                                                9.077%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

B.  Delinquency
---------------
                                                                               No. Of            Principal          % of Rec.
                                                                             Receivables          Balance            Balance
                                                                           ----------------   ----------------  ----------------
31 - 60 Days Delinquent                                                                 10             78,183              0.24
61 - 90 Days Delinquent                                                                  1              6,365              0.02
                                                                           ----------------   ----------------  ----------------
  Total                                                                                 11        $ 84,547.80              0.26
                                                                           ================   ================  ================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
   Principal Balance of Defaults (Current Month)                                                                              -

Cumulative Defaults                                                                                                           -
                                                                                                                ================
Cumulative Default Ratio                                                                                                      -
                                                                                                                ================

D. Net Loss Information
-----------------------
                                                                                                                   Principal/
Current Period Net Loss                                                                                            (Proceeds)
                                                                                                                ----------------
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                                                           -
50 % of Purchased Contracts Delinquent Greater Than 30 days                                                                   -
Cram Down Losses                                                                                                              -
Liquidation Proceeds                                                                                                          -
Recoveries From Insurance / Warranties                                                                                        -
Other Recoveries                                                                                                              -
                                                                                                                ----------------
   Total                                                                                                                      -
                                                                                                                ================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                           -
Current Months  Net Loss                                                                                                      -
50% of Defaulted Contracts in Current Month                                                                                   -
                                                                                                                ----------------
Cumulative Net Loss                                                                                                           -
                                                                                                                ================
Cumulative Net Loss Ratio                                                                                                     -
                                                                                                                ================

F. Deferments
-------------
# of Current Period Deferments                                                                              -                 -
                                                                                              ================  ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

VIII. Triggers
--------------

A. Calculations
---------------                                                                                   Second             Third
                                                                              Preceding         Preceding          Preceding
                                                                              Collection        Collection         Collection
Delinquency Ratio                                                               Period            Period             Period
-----------------                                                          ----------------   ----------------  ----------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                         $ 84,547.80                $ -                 -
Divided By: Ending Aggregate Principal Balance                             $ 32,773,298.55                $ -                 -

                                                                           ----------------   ----------------  ----------------
Delinquency Ratio                                                                    0.26%                N/A               N/A
                                                                           ================   ================  ================

                                                                           ----------------   ----------------  ----------------
Average For The Three Preceding Collection Periods                                                                        0.26%
                                                                                                                ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

                                                                                    Second             Third
                                                                Preceding         Preceding          Preceding
                                                                Collection        Collection         Collection
Default Ratio                                                     Period            Period             Period
-----------------                                            ----------------   ----------------  ----------------
Principal Balance of all Defaulted Receivables                           $ -               $ -                  -
Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                     $ 36,000,534.98               $ -                  -
                                                             ----------------   ----------------  ----------------
Default Ratio                                                          0.00%                N/A               N/A
                                                             ================   ================  ================
                                                                                                                    --------------
                                                                                                                        1.015000%
                                                                                                  ----------------  ==============
Average For The Three Preceding Collection Periods                                                              -       0.000000%
                                                                                                  ================


                                                               During The           Second             Third
                                                               Preceding           Preceding         Preceding
                                                               Collection          Accounting        Accounting
Net Loss Ratio                                                   Period               Date              Date
--------------                                               ----------------   ----------------  ----------------

Principal Balance Of Liquidated Receivables                              $ -                $ -                 -
Less: Liquidation Proceeds And Recoveries Received                         -                  -                 -
Plus: Cram Down Losses                                                     -                  -                 -
                                                             ----------------   ----------------  ----------------
Net Losses                                                               $ -                $ -                 -
                                                             ================   ================  ================

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                          $ 36,000,534.98                $ -                 -
                                                             ----------------   ----------------  ----------------

Net Loss Ratio                                                         0.00%                N/A               N/A
                                                             ================   ================  ================

                                                                                                  ----------------
Average For The Three Preceding Collection Periods                                                              -
                                                                                                  ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

B. Triggers In Effect
---------------------
                                                                  Actual          Performance     Event of Default
                                                                  Ratio              Test              Test
                                                             ----------------   ----------------  ----------------
1.  Average Delinquency Ratio                                          0.26%              6.00%              0.08
                                                             ================   ================  ================

2.  Annualized Default Ratio                                           0.00%             14.00%              0.16
                                                             ================   ================  ================

3.  Annualized Net Loss Ratio                                          0.00%              8.50%              0.10
                                                             ================   ================  ================


5.  Lock Box Collections                                          Actual
                                   Month End                      Ratio             Trigger                          In Compliance
                                                             ----------------   ----------------                    ---------------
                                                 1                    82.60%             80.00%                           Yes


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

6.  Reserve/Trigger Events                                      Occurrences       Deemed Cured
                                                             ----------------   ----------------
          Reserve Event                                                   No                N/A
          Trigger Event                                                   No                N/A
          Servicer Termination Event                                      No

7.  The Collection Period Above Corresponds To Month No.                  17
                                                             ================





            Executed by:
                         --------------------------------------
                         Vice President Operations
                   Date:
                         --------------------------------------

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November 15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

I. Available Funds
------------------
Total Principal Payments Received
Full Prepayments Received                                                    786,576.69
Scheduled Principal Payments Received and Partial Prepayments                770,554.23
                                                                   ---------------------
Total Principal Payments Received                                                                 1,557,130.92
Interest Payments Received                                                   243,057.55
Supplemental Servicing Fees Collected                                          3,162.05
                                                                   ---------------------
                                                                                                    246,219.60
                                                                                           --------------------
Total  Payments Attributed to Receivables                                                         1,803,350.52
Policy Claim Amount                                                                              -
Pre-Funding Earnings                                                          16,131.16
Monthly Capitalized Interest Amount                                           29,266.11
Income From Collection Account Eligible Investments                            2,188.01
Recoveries On Previously Liquidated Receivables                                       -
Liquidation Proceeds                                                                  -
Recoveries From Insurance / Warranties                                                -
Purchase Amount of Purchased Receivables                                              -
Total Other Cash Sources                                                                             47,585.28
                                                                                           --------------------
Total Available Funds before Spread Account                                                       1,850,935.80        1,850,935.80
Beginning Spread Account Balance                                             542,112.24
Spread Account Income                                                            427.38
Spread Account Deposit                                                       130,593.96
Spread Account Deposit Prefunding #2                                                  -
Total Available Spread Account Funds                                                                673,133.58
                                                                                           --------------------
             Total Available Funds                                                                2,524,069.38
                                                                                           ====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

II. Distributions
-----------------
                                                                                          Deficiency Amount
                                                                           Amount Paid    Paid from Spread    Current    Outstanding
                                                                         From Collections      Account       Shortfall    Shortfall
A.  Priority of Distributions *
-------------------------------
1a.  Basic Servicing Fee                1.00%                                 27,311.08                -             -            -
  b. Lock Box Fee                                                                     -                -             -            -
  c. Supplemental Servicing Fee                                                3,162.05                -             -            -
2a. Backup Servicer Fee                 N/A                                    1,638.66                -             -            -
  b. Trust Collateral Agent Fee                                                1,092.44                -             -            -
  c. Owner Trustee Fee                  $4,000.00  (paid by invoice)             333.33                -             -            -
  d. Custodial Fee                                                             6,640.78                -             -            -
3.  Class A Interest Payment Amount                                          128,074.16                -             -            -
     Class A-1                                                                14,949.16                -             -            -
     Class A-2                                                                73,125.00                -             -            -
     Class A-3                                                                40,000.00                -             -            -
4.  Class A Principal Payment Amount    90%        Class A Note Factor     1,535,476.14                -             -            -
     Class A-1                                                             1,535,476.14                -             -            -
     Class A-2                                                                        -                -             -            -
     Class A-3                          0.45%                                         -                -             -            -
5.  Note Insurer Payment                                                      16,613.19                -             -            -
6.  Required Deposit to Spread Account                                       130,593.96                -    444,104.53            -
7.  Class B Interest Payment Amount                                                   -                       5,625.00     9,227.58
8.  Class B Principal Payment Amount                                                  -                      31,336.25    95,880.98
9.  Excess Funds to Certificate Holders                                               -
                                                                         --------------
             Total Disbursements                                          $1,850,935.80    $1,850,935.80
                                                                         ==============   ==============
* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

III. Note Balances
------------------
Available Funds Related to Principal                                             1,557,130.92
Charged Off Receivables                                                              9,403.36
Cram Down Losses                                                                       278.11
                                                                         ---------------------
Total Principal Distributable Amount                                                                      1,566,812.39
                                                                                                 ======================

Class A-1 Original Balance                                                      10,000,000.00
Class A-1 Beginning Balance                                                      6,837,308.30
Class A-1 Principal Reduction                                                   (1,535,476.14)
                                                                         ---------------------
Class A-1 Ending Balance                                                                                  5,301,832.16
                                                                                                 ======================

Class A-2 Original Balance                                                      27,000,000.00
Class A-2 Beginning Balance                                                     27,000,000.00
Class A-2 Principal Reduction                                                              -
                                                                         ---------------------
Class A-2 Ending Balance                                                                                 27,000,000.00
                                                                                                 ======================

Class A-3 Original Balance                                                      12,000,000.00
Class A-3 Beginning Balance                                                     12,000,000.00
Class A-3 Principal Reduction                                                              -
                                                                         ---------------------
Class A Ending Balance                                                                                   12,000,000.00
                                                                                                 ======================

Class B Original Balance                                                           500,000.00
Class B Beginning Balance                                                          500,000.00
Class B Principal Reduction                                                                 -
                                                                         ---------------------
Class B Ending Balance                                                                                    $ 500,000.00
                                                                                                 ======================

IV. Spread Account
------------------
Beginning Balance                                                                  542,112.24
Income From Eligible Investments                                                       427.38
Deposits                                                                           130,593.96

Spread Account Required Amount                                                   1,248,259.45
Spread Account (Shortfall)/Excess                                                 (575,125.87)
Release of Excess To The Certificate Holder                                                 -
                                                                         ---------------------
Ending Balance                                            0.021570                                        $ 673,133.58
                                                                                                 ======================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                          29,165.55
Interest Earned                                                                               100.56
Monthly Capitalized Interest Amount Transferred                                            29,266.11
Overfunded Capitalized Interest                                                          (29,165.55)
Required Balance                                                                           29,165.55
                                                                                      --------------
Excess                                                                                                 $             -
                                                                                                       ===============


VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                      13,999,465.02
Plus: Pre-Funding Earnings                                                                 16,131.16
Less: Pre-Funding Distributions                                                          (16,131.16)
                                                                                      --------------
Ending Balance                                                                                         $ 13,999,465.02
                                                                                                       ===============

VII. Receivables Performance
----------------------------

A.  General Information                                                     Units         Dollars
-----------------------                                                   ----------   -------------

Beginning Balance                                                              3,031   32,773,298.55

Scheduled Principal Payments Received and Partial Prepayments                            (770,554.23)
Full Prepayments Received                                                                (786,576.69)
Purchased  Receivables                                                                             -
Principal Balance of Repossessed Vehicles Sold During Collection Period            -               -
Principal Balance of Other Liquidated Receivables                                                  -
Cram Down Losses and Charge Offs                                                           (9,681.47)
New Loans                                                                                          -
                                                                           ---------   -------------
Ending Balance                                                                 2,948   31,206,486.16
                                                                           =========   =============

Initial Pool Balance                                                           3,204   36,000,534.98
                                                                                       =============
Prefunding #1                                                                      -               -
Prefunding #2                                                                      -               -                  $36,000,534.98

Weighted Average Original Maturity                                                             54.01
Weighted Average Remaining Term                                                                44.66
Weighted Average Coupon                                                                       9.074%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


B.  Delinquency
---------------
                                                                   No. Of        Principal         % of Rec.
                                                                Receivables       Balance           Balance
                                                               -------------   --------------   ---------------
31 - 60 Days Delinquent                                                  16          168,888              0.54
61 - 90 Days Delinquent                                                   5           50,954              0.16
                                                               -------------   --------------   ---------------
  Total                                                                  21     $ 219,841.42              0.70
                                                               =============   ==============   ===============

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
Principal Balance of Defaults (Current Month)                                                        16,046.25

Cumulative Defaults                                                                                  16,046.25
                                                                                                ===============

D. Net Loss Information
-----------------------
                                                                                                   Principal/
Current Period Net Loss                                                                            (Proceeds)
                                                                                                ---------------
Cram Down Losses                                                                                        278.11
Charge-Offs                                                                                           9,403.36
Liquidation Proceeds                                                                                         -
Deficiency Recoveries On Previously Liquidated Receivables                                                   -
Recoveries From Insurance / Warranties
Other Recoveries                                                                                             -
                                                                                                ---------------
   Total                                                                                              9,681.47
                                                                                                ===============

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                          -
Current Months  Net Loss                                                                              9,681.47
Cumulative Net Loss                                                                                   9,681.47
                                                                                                ===============
Cumulative Net Loss Ratio                                                                                 0.03
                                                                                                ===============


E. Repossession Information
---------------------------
                                                                                 Number of        Principal
                                                                               Repossessions       Balance

Current Month Repossessions                                                                -                 -
Total Ending Repossession Inventory                                                        -                 -
                                                                                                ===============


F. Deferments
                                                                                 Number of        Principal
                                                                                 Deferments        Balance

# of Current Period Deferments                                                             -                 -
                                                                                                ===============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


VIII. Triggers
--------------

A. Calculations                                                                              Second                   Third
---------------                                                   Preceding                Preceding                Preceding
                                                                  Collection               Collection              Collection
Delinquency Ratio                                                   Period                   Period                  Period
                                                            -----------------------    -------------------    ---------------------

Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                $ 219,841.42            $ 84,548.02                      $ -
Divided By: Ending Aggregate Principal Balance                     $ 31,206,486.16        $ 32,773,298.55                      $ -

                                                            -----------------------    -------------------    ---------------------
Delinquency Ratio                                                            0.70%                  0.26%                    0.00%
-----------------                                           =======================    ===================    =====================

                                                                                                              ---------------------
Average For The Three Preceding Collection Periods                                                                           0.48%
                                                                                                              =====================

                                                                                             Second                   Third
                                                                  Preceding                Preceding                Preceding
                                                                  Collection               Collection              Collection
Default Ratio                                                       Period                   Period                  Period
-------------                                               -----------------------    -------------------    ---------------------

Principal Balance of all Defaulted Receivables                         $ 16,046.25                    $ -                        -
Divided By: Beginning Aggregate Principal Balance less
 Previous Defaults                                                 $ 32,773,298.55        $ 36,000,534.98                        -
                                                            -----------------------    -------------------    ---------------------
Default Ratio                                                                0.05%                  0.00%                        -
                                                            =======================    ===================

Average For The Three Preceding Collection Periods                                                                           0.28%
                                                                                                              =====================


                                                                  During The                 Second                   Third
                                                                  Preceding                Preceding                Preceding
                                                                  Collection               Accounting              Accounting
Net Loss Ratio                                                      Period                    Date                    Date
--------------                                              -----------------------    -------------------    ---------------------

Less: Liquidation Proceeds And Recoveries Received                               -                      -                        -
Plus: Cram Down Losses and Charge-Offs                                    9,681.47                      -                        -
                                                            -----------------------    -------------------    ---------------------
Net Losses                                                              $ 9,681.47                    $ -                        -
                                                            =======================    ===================    =====================

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                                $ 32,773,298.55        $ 36,000,534.98                        -
                                                            -----------------------    -------------------    ---------------------

Net Loss Ratio                                                               0.03%                  0.00%                    0.00%
                                                            =======================    ===================    =====================

Average For The Three Preceding Collection Periods                                                                           0.17%
                                                                                                              =====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


B. Triggers In Effect
---------------------
                                                                 Actual              Spread Account         Insurance
                                                                 Ratio                  Default              Default
                                                            --------------------   -------------------   ------------------

1.  Average Delinquency Ratio                                             0.48%                 2.50%                3.50%
                                                            ====================   ===================   ==================

2.  Annualized Default Ratio                                              0.28%                 2.50%                2.75%
                                                            ====================   ===================   ==================

3.  Annualized Net Loss Ratio                                             0.17%                 1.75%                2.25%
                                                            ====================   ===================   ==================


4.  Lock Box Collections                                         Actual
             Month End                                           Ratio                  Trigger                        In Compliance
                                                            --------------------   -------------------                 -------------
                       1                                                 82.60%                80.00%                        Yes
                       2                                                 82.88%                80.00%                        Yes


6.  Reserve/Trigger Events                                          Occurrences          Deemed Cured
                                                            --------------------   -------------------
          Reserve Event                                                      No                   N/A
          Trigger Event                                                      No                   N/A
          Servicer Termination Event                                         No                   N/A
          Spread Account Event                                               No                   N/A
          Insurance Event                                                    No                   N/A

7.  The Collection Period Above Corresponds To Month No.           2
                                                            ====================







                   Executed by:
                                 ---------------------------
                                 Vice President Operations

                   Date:
                                 ---------------------------

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31
I. Available Funds
------------------
Total Principal Payments Received
Full Prepayments Received                                                      550,130.75
Scheduled Principal Payments Received and Partial Prepayments                  686,555.99
                                                                        ------------------
Total Principal Payments Received                                                                 1,236,686.74
Interest Payments Received                                                     226,110.22
Supplemental Servicing Fees Collected                                            2,829.86
                                                                        ------------------
                                                                                                    228,940.08
                                                                                             ------------------
Total  Payments Attributed to Receivables                                                         1,465,626.82
Policy Claim Amount                                                                                     -
Pre-Funding Earnings                                                            13,780.13
Monthly Capitalized Interest Amount                                                 13.02
Income From Collection Account Eligible Investments                              1,391.88
Recoveries On Previously Liquidated Receivables                                  6,644.43
Liquidation Proceeds                                                                    -
Recoveries From Insurance / Warranties                                                  -
Purchase Amount of Purchased Receivables                                                -
Total Other Cash Sources                                                                             21,829.46
                                                                                             ------------------
Total Available Funds before Spread Account                                                       1,487,456.28     1,487,456.28
Beginning Spread Account Balance                                               673,133.58
Spread Account Income                                                              630.89
Spread Account Deposit                                                          90,948.06
Spread Account Deposit Prefunding #2                                                    -
Total Available Spread Account Funds                                                                764,712.53
                                                                                             ------------------
           Total Available Funds                                                                  2,252,168.81
                                                                                             ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31
II. Distributions
-----------------
                                                                                            Deficiency Amount
                                                                             Amount Paid    Paid from Spread   Current   Outstanding
                                                                           From Collections      Account      Shortfall   Shortfall
A.  Priority of Distributions *
1a.  Basic Servicing Fee                   1.00%                                26,005.41                -            -            -
  b. Lock Box Fee                                                                       -                -            -            -
  c. Supplemental Servicing Fee                                                  2,829.86                -            -            -
2a. Backup Servicer Fee                    N/A                                   1,560.32                -            -            -
  b. Trust Collateral Agent Fee                                                  1,040.22                -            -            -
  c. Owner Trustee Fee                     $4,000.00   (paid by invoice)           333.33                -            -            -
  d. Custodial Fee                                                                      -                -            -            -
3.  Class A Interest Payment Amount                                            124,538.67                -            -            -
     Class A-1                                                                  11,413.67                -            -            -
     Class A-2                                                                  73,125.00                -            -            -
     Class A-3                                                                  40,000.00                -            -            -
4.  Class A Principal Payment Amount       88%         Class A Note Factor   1,224,046.24                -            -            -
     Class A-1                                                               1,224,046.24                -            -            -
     Class A-2                                                                          -                -            -            -
     Class A-3                             0.45%                                        -                -            -            -
5.  Note Insurer Payment                                                        16,154.17                -            -            -
6.  Required Deposit to Spread Account                                          90,948.06                -    342,006.89           -
7.  Class B Interest Payment Amount                                                     -                       5,625.00   14,956.39
8.  Class B Principal Payment Amount                                                    -                      24,980.54  120,861.52
9.  Excess Funds to Certificate Holders                                                 -
                                                                           ---------------
           Total Disbursements                                              $1,487,456.28   $ 1,487,456.28
                                                                           ===============  ===============
* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

III. Note Balances
------------------
Available Funds Related to Principal                                               1,236,686.74
Charged Off Receivables                                                               12,340.04
Cram Down Losses                                                                             -
                                                                              ------------------
Total Principal Distributable Amount                                                                    1,249,026.78
                                                                                                   ==================

Class A-1 Original Balance                                                        10,000,000.00
Class A-1 Beginning Balance                                                        5,301,832.16
Class A-1 Principal Reduction                                                     (1,224,046.24)
                                                                              ------------------
Class A-1 Ending Balance                                                                                4,077,785.92
                                                                                                   ==================

Class A-2 Original Balance                                                        27,000,000.00
Class A-2 Beginning Balance                                                       27,000,000.00
Class A-2 Principal Reduction                                                                -
                                                                              ------------------
Class A-2 Ending Balance                                                                               27,000,000.00
                                                                                                   ==================

Class A-3 Original Balance                                                        12,000,000.00
Class A-3 Beginning Balance                                                       12,000,000.00
Class A-3 Principal Reduction                                                                -
                                                                              ------------------
Class A Ending Balance                                                                                 12,000,000.00
                                                                                                   ==================

Class B Original Balance                                                             500,000.00
Class B Beginning Balance                                                            500,000.00
Class B Principal Reduction                                                                   -
                                                                              ------------------
Class B Ending Balance                                                                                  $ 500,000.00
                                                                                                   ==================

IV. Spread Account
------------------
Beginning Balance                                                                    673,133.58
Income From Eligible Investments                                                         630.89
Deposits                                                                              90,948.06

Spread Account Required Amount                                                     1,198,298.38
Spread Account (Shortfall)/Excess                                                   (433,585.84)
Release of Excess To The Certificate Holder                                                   -
                                                                              ------------------
Ending Balance                                                     0.025527                             $ 764,712.53
                                                                                                   ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                                           -
Interest Earned                                                                                         13.02
Monthly Capitalized Interest Amount Transferred                                                         13.02
Overfunded Capitalized Interest                                                                             -
Required Balance                                                                                            -
                                                                                            ------------------
Excess                                                                                                                        $ -
                                                                                                                 =================


VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                               13,999,465.02
Plus: Pre-Funding Earnings                                                                          13,780.13
Less: Pre-Funding Distributions                                                                    (13,780.13)
                                                                                            ------------------
Ending Balance                                                                                                    $ 13,999,465.02
                                                                                                                 =================


VII. Receivables Performance
----------------------------

A.  General Information                                                     Units                Dollars
-----------------------                                                ----------------     ------------------

Beginning Balance                                                                2,948          31,206,486.16

Scheduled Principal Payments Received and Partial Prepayments                                    (686,555.99)
Full Prepayments Received                                                                        (550,130.75)
Purchased  Receivables                                                                                      -
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                  -                      -
Principal Balance of Other Liquidated Receivables                                                           -
Cram Down Losses and Charge Offs                                                                  (12,340.04)
New Loans                                                                                                   -
                                                                       ----------------     ------------------
Ending Balance                                                                   2,888          29,957,459.38
                                                                       ================     ==================

Initial Pool Balance                                                             3,204          36,000,534.98
                                                                                            ==================
Prefunding #1                                                                        -                      -
Prefunding #2                                                                        -                      -     $ 36,000,534.98

Weighted Average Original Maturity                                                                      54.06
Weighted Average Remaining Term                                                                         43.82
Weighted Average Coupon                                                                                9.074%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

B.  Delinquency
---------------
                                                         No. Of                Principal             % of Rec.
                                                       Receivables              Balance               Balance
                                                   --------------------     ----------------     ------------------
31 - 60 Days Delinquent                                             14              131,717                   0.44
61 - 90 Days Delinquent                                              2               24,495                   0.08
                                                   --------------------     ----------------     ------------------
  Total                                                             16         $ 156,212.00                   0.52
                                                   ====================     ================     ==================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
Principal Balance of Defaults (Current Month)                                                            44,648.06

Cumulative Defaults                                                                                      60,694.31
                                                                                                 ==================

D. Net Loss Information
-----------------------
                                                                                                     Principal/
Current Period Net Loss                                                                              (Proceeds)
                                                                                                 ------------------
Cram Down Losses                                                                                          5,925.03
Charge-Offs                                                                                               6,415.01
Liquidation Proceeds                                                                                             -
Deficiency Recoveries On Previously Liquidated
  Receivables                                                                                                    -
Recoveries From Insurance / Warranties                                                                   (4,654.21)
Other Recoveries                                                                                         (1,990.22)
                                                                                                 ------------------
   Total                                                                                                  5,695.61
                                                                                                 ==================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                       9,681.47
Current Months  Net Loss                                                                                  5,695.61
Cumulative Net Loss                                                                                      15,377.08
                                                                                                 ==================
Cumulative Net Loss Ratio                                                                                     0.05
                                                                                                 ==================


E. Repossession Information
---------------------------
                                                                               Number of             Principal
                                                                             Repossessions            Balance

Current Month Repossessions                                                               -                      -
Total Ending Repossession Inventory                                                       -                      -
                                                                                                 ==================


F. Deferments
-------------
                                                                               Number of             Principal          % of Rec.
                                                                              Deferments              Balance            Balance

# of Current Period Deferments                                                            1               9,932.32             0.03
                                                                                                 ==================   ==============

&&&&&&&&&

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

VIII. Triggers
--------------

A. Calculations                                                                            Second                 Third
---------------                                                    Preceding              Preceding             Preceding
                                                                  Collection             Collection             Collection
Delinquency Ratio                                                   Period                 Period                 Period
-----------------                                              -------------------     ----------------     ------------------

Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due               $ 156,212.00         $ 219,841.42            $ 84,548.02
Divided By: Ending Aggregate Principal Balance                    $ 29,957,459.38      $ 31,206,486.16        $ 32,773,298.55

                                                               -------------------     ----------------     ------------------
Delinquency Ratio                                                           0.52%                0.70%                  0.26%
                                                               ===================     ================     ==================

                                                                                                            ------------------
Average For The Three Preceding Collection Periods                                                                      0.49%
                                                                                                            ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

                                                                                           Second                 Third
                                                                   Preceding              Preceding             Preceding
                                                                  Collection             Collection             Collection
Default Ratio                                                       Period                 Period                 Period
-------------
                                                               -------------------     ----------------     ------------------

Principal Balance of all Defaulted Receivables                        $ 44,648.06          $ 16,046.25                      -
Divided By: Beginning Aggregate Principal Balance minus
 defaulted receivables                                            $ 31,200,121.38      $ 32,773,298.55          36,000,534.98
                                                               -------------------     ----------------     ------------------
Default Ratio                                                               0.14%                0.05%                      -
                                                               ===================     ================     ==================

Average For The Three Preceding Collection Periods                                                                      0.73%
                                                                                                            ==================


                                                                  During The               Second                 Third
                                                                   Preceding              Preceding             Preceding
                                                                  Collection             Accounting             Accounting
Net Loss Ratio                                                      Period                  Date                   Date
                                                               -------------------     ----------------     ------------------

Less: Liquidation Proceeds And Recoveries Received                      (6,644.43)                   -                      -
Plus: Cram Down Losses and Charge-Offs                                  12,340.04             9,681.47                      -
                                                               -------------------     ----------------     ------------------
Net Losses                                                             $ 5,695.61           $ 9,681.47                      -
                                                               ===================     ================     ==================

Divided By: Beginning Aggregate Principal Balance                 $ 31,206,486.16      $ 32,773,298.55          36,000,534.98
                                                               -------------------     ----------------     ------------------

Net Loss Ratio                                                              0.02%                0.03%                  0.00%
                                                               ===================     ================     ==================

Average For The Three Preceding Collection Periods                                                                      0.18%
                                                                                                            ==================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                        Revised 1/21/03
Distribution Date:              December 16, 2002
Collection Period:              November 1, 2002    -   November 30,2002
No Days in Collection Period    31

B. Triggers In Effect

                                                                    Actual             Spread Account           Insurance
                                                                     Ratio                 Default               Default
                                                               -------------------     ----------------     ------------------

1.  Average Delinquency Ratio                                               0.49%                2.50%                  3.50%
                                                               ===================     ================     ==================

2.  Annualized Default Ratio                                                0.73%                2.50%                  2.75%
                                                               ===================     ================     ==================

3.  Annualized Net Loss Ratio                                               0.18%                1.75%                  2.25%
                                                               ===================     ================     ==================


4.  Lock Box Collections                                            Actual
           Month End                                                 Ratio                 Trigger                     In Compliance
                                                               -------------------     ----------------                -------------
                   1                                                       82.60%               80.00%                      Yes
                   2                                                       82.88%               80.00%                      Yes
                   3                                                       82.79%               80.00%                      Yes

5.  Reserve/Trigger Events                                            Occurrences         Deemed Cured
                                                               -------------------     ----------------
          Reserve Event                                                        No                  N/A
          Trigger Event                                                        No                  N/A
          Servicer Termination Event                                           No                  N/A
          Spread Account Event                                                 No                  N/A
          Insurance Event                                                      No                  N/A

6.  The Collection Period Above Corresponds To Month No.               3
                                                               ===================







             Executed by:
                          ------------------------
                          Vice President Operations

               Date:

                          ------------------------